UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Registrant address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrant telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2012 Series C 5.25% Junior Subordinated Debentures due 2062	DTQ	New York Stock Exchange

2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2019 6.25% Corporate Units	DTP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective with the May 7, 2020 Annual Meeting of Shareholders (the Annual Meeting), W. Frank Fountain, Jr., a member of the Board of Directors (the Board) of DTE Energy Company (the Company), retired from the Board. Mr. Fountain reached the Board's mandatory retirement age during his most recent term.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 7, 2020.

(b)    At the Annual Meeting:

(i)
The director nominees named in the Proxy were all elected to the Board as follows: Gerard M. Anderson, David A. Brandon, Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, Gerardo Norcia, Ruth G. Shaw, Robert C. Skaggs, Jr., David A. Thomas, Gary H. Torgow, James H. Vandenberghe and Valerie M. Williams were each elected to serve as a director of the Company for a one-year term expiring in 2021, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Gerard M. Anderson	131,692,816.678	2,491,628.838	21,939,045.000
David A. Brandon	132,179,591.521	2,004,853.995	21,939,045.000
Charles G. McClure, Jr.	131,901,900.137	2,282,545.379	21,939,045.000
Gail J. McGovern	131,148,688.769	3,035,756.747	21,939,045.000
Mark A. Murray	131,822,881.626	2,361,563.890	21,939,045.000
Gerardo Norcia	132,243,813.934	1,940,631.582	21,939,045.000
Ruth G. Shaw	130,741,954.230	3,442,491.286	21,939,045.000
Robert C. Skaggs, Jr.	132,981,483.875	1,202,961.641	21,939,045.000
David A. Thomas	133,301,322.067	883,123.449	21,939,045.000
Gary H. Torgow	133,284,662.315	899,783.201	21,939,045.000
James H. Vandenberghe	130,078,508.906	4,105,936.610	21,939,045.000
Valerie M. Williams	133,286,023.750	898,421.766	21,939,045.000

(ii)	Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2020, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
153,901,453.522	1,877,101.644	344,935.350	—

(iii)	Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
128,367,436.47	4,948,502.925	868,506.121	21,939,045.000

(iv)	Shareholders did not approve the shareholder proposal relating to additional disclosure of political contributions as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
45,806,905.357	79,702,446.923	8,674,793.236	21,939,345.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020

DTE ENERGY COMPANY (Registrant)

/s/Lisa A. Muschong
Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff